                                                                     EXHIBIT 4.8

                                  PC-TEL, INC.

                     AMENDED AND RESTATED RIGHTS AGREEMENT


     THIS AMENDED AND RESTATED RIGHTS AGREEMENT (the "Agreement") is made as of December 31, 1997 by and among PC-Tel, Inc., a California corporation (the "Company"), having its principal executive offices located at 630 Alder Drive, Suite 202, Milpitas, California 95035, and each of the persons and entities who have purchased shares of the Company's Series B Preferred Stock ("Series B Preferred") and Series C Preferred Stock ("Series C Preferred").


                                    RECITALS

     The Company and holders of the Company's Series B Preferred Stock (the "Prior Rights Holders") desire to amend and restate the Rights Agreement dated as of October 18, 1995 (the "Prior Agreement") to permit the grant of registration and other rights as described herein to purchasers of the Series C Preferred Stock of the Company.

     NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:


                                   SECTION 1.

              Restrictions on Transferability, Registration Rights

     1.1  Certain Definitions.  As used in this Agreement, the following terms
          -------------------
shall have the following respective meanings:

          "Commission" shall mean the Securities and Exchange Commission or any
           ----------
successor agency.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended.

          "Holder" shall mean each Purchaser and any transferee of Registrable
           ------
Securities who pursuant to Section 1.15 below is entitled to registration rights hereunder.

          "Holder of Series B Preferred" shall mean a Holder of shares of Series
           ----------------------------
B Preferred or shares of the Company's Common Stock issued upon the conversion of shares of Series B Preferred.

          "Holder of Series C Preferred" shall mean a Holder of shares of Series
           ----------------------------
C Preferred or shares of the Company's Common Stock issued upon the conversion of shares of Series C Preferred.

          "Preferred" shall mean shares of Series B Preferred and Series C
           ---------
Preferred Stock of the Company.

          "Purchaser" shall mean each person or entity who has acquired shares
           ---------
of Preferred and any related securities pursuant to a stock purchase agreement between such person or entity and the Company and who is a signatory to this Agreement.

          "Registrable Securities" shall mean (i) shares of the Company's Common
           ----------------------
Stock issued or issuable upon the conversion of the Preferred; (ii) any Common Stock of the Company or other securities issued or issuable in respect of shares of the Preferred; (iii) any Common Stock of the Company or other securities issued or issuable upon exercise or conversion of any related securities; and
(iv) shares of the Company's Common Stock or other securities issued or issuable upon any conversion of the Preferred or exercise or conversion of any related securities upon any stock split, stock dividend, recapitalization, or similar event; provided, however, that any shares described in clauses (i) through (iv)
       --------  -------
above which have been resold to the public shall cease to be Registrable Securities upon such resale.

          The terms "register," "registered" and "registration" refer to a
                     --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "Registration Expenses" shall mean all expenses incurred by the
           ---------------------
Company in complying with Sections 1.5, 1.6, and 1.7 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees and disbursements of one special counsel to the Holders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration but excluding all Selling Expenses.

          "Restricted Securities" shall mean the securities of the Company
           ---------------------
required to bear the legend set forth in Section 1.3 hereof (or any similar legend).

          "Securities Act" shall mean the Securities Act of 1933, as amended.
           --------------

          "Selling Expenses" shall mean all underwriting discounts, selling
           ----------------
commissions and stock transfer taxes applicable to the securities registered by the Holders and any fees of counsel to any Holder.

     1.2  Restrictions on Transferability.  The Restricted Securities shall not
          -------------------------------
be transferable except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. In no event shall Restricted Securities be transferred to any entity (or any affiliate thereof) which is engaged in the development, marketing or sale of products that are, in the Company's judgment, the same or similar to those of the Company, and any such attempted transfer shall be void ab initio. Each holder of Restricted Securities will cause any proposed transferee of the Restricted Securities held by such holder to agree to take and hold such Restricted Securities subject to the provisions and upon the conditions specified in this Agreement.

     1.3  Restrictive Legend.  Each certificate representing (i) the Preferred,
          ------------------
(ii) shares of the Company's Common Stock issued upon conversion of the Preferred, and (iii) any other securities issued in respect of the Preferred (or Common Stock issued upon conversion of the Preferred) upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 1.4 below) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

     Each Purchaser and Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Preferred or the Common Stock in order to implement the restrictions on transfer established in this Section.

     1.4  Notice of Proposed Transfers.  The holder of each certificate
          ----------------------------
representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section. Prior to any proposed transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such Holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall, if the Company so requests, be accompanied by either (i) a written opinion of legal counsel, who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the Proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "No Action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company; provided, however, that no opinion or No Action letter need be obtained
         --------  -------
with respect to a transfer to (A) a partner, active or retired, of a holder of Restricted Securities, (B) the estate of any such partner, (C) the spouse, children, grandchildren or spouse of such children or grandchildren of any holder or to trusts for the benefit of any holder or such persons, or (D) a parent or subsidiary corporation of a holder, or a corporation which has the same parent corporation as a holder, provided that in such cases the transferee agrees in writing to be subject to the terms hereof. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legends described above, except that such certificate shall not bear any such restrictive legend if in the opinion of counsel for the Company such legend is not required.

     1.5  Requested Registration.
          ----------------------

          (a) Requested for Registration.  If at any time after the first to
              --------------------------
occur of (i) November 30, 1999 or (ii) the closing of the Company's initial registered public offering, the Company shall receive from any Holder or group of Holders of Registrable Securities, representing not less than 30% of the Registrable Securities then outstanding (assuming conversion of all shares of the Preferred then outstanding), a written request that the Company effect any registration, qualification or compliance with respect to all or a part of the Registrable Securities, the anticipated gross offering price of which would exceed $15,000,000, the Company will:

          (x) promptly give written notice of the proposed registration, qualification, or compliance to all other Holders; and

          (y) as soon as practicable, use its best efforts to effect, following receipt of such request, such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 15 days after receipt of such written notice from the Company; provided, however, that
                                                       --------  -------
the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section:

              (A) for so long as any shares of Series C Preferred are outstanding, unless such request is first approved in writing by at least two-thirds of the shares of the then outstanding Series C Preferred;

              (B) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

              (C) prior to 90 days immediately following the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan);

              (D) after the Company has effected two (2) such registrations pursuant to this Section, such registrations have been declared or ordered effective and the securities offered pursuant to such registrations have been sold.

     Subject to the foregoing clauses, the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of any Holder or Holders. If, however, the Company shall furnish to the Holder or Holders requesting a registration statement pursuant to this Section a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Holder or Holders requesting such registration; provided, however, that the Company may not utilize this
                   --------  -------
right more than once in any 12-month period.

          (b) Underwriting.  If the Holders intend to distribute the Registrable
              ------------
Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request and the Company shall include such information in its written notice to the other Holders. The right of any Holder to registration pursuant to this Section shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein.

     The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Holders of a majority of the Registrable Securities proposed by such Holders to be distributed through such underwriting. Notwithstanding any other provision of this Section, if the managing underwriter advises the Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then, subject to the provisions of Section 1.5(a), the Company shall so advise all Holders and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated first among all Holders of Series C Preferred requesting inclusion in the registration on a pro rata basis, and then, to the extent all such shares have not been fully allocated to the Holders of Series C Preferred, among any holders of Series B Preferred requesting inclusion in the registration in proportion, as nearly as practicable, to the respective amounts of Registrable Securities originally requested by such Holders of Series B Preferred to be included in the registration statement. No Registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration.

     If the managing underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account or for the account of others in such registration if the underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited, and provided that the Company or the other selling shareholders shall bear an equitable share of the Registration Expenses in connection with such registration and underwriting.

     If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the other Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration; provided, however, that if by the withdrawal of such Registrable
              --------  -------
Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section. If the registration does not become effective due to the withdrawal of Registrable Securities, then either (1) the Holders requesting registration shall reimburse the Company for expenses incurred in complying with the request, or (2) the aborted registration shall be treated as effected for purposes of Section 1.5(a)(D).

     1.6  Company Registration.
          --------------------

          (a) Notice of Registration.  If the Company shall determine to
              ----------------------
register any of its securities, either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than: (i) the Company's initial registered public offering of shares for its own account; (ii) a registration relating solely to employee benefit plans; or (iii) a registration relating solely to a transaction pursuant to Rule 145 promulgated under the Securities Act; the company will:

               (x)  promptly give to each Holder written notice thereof; and

               (y) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 15 days after receipt of such written notice from the Company, by and Holder or Holders; provided, however, that the Company's
                                   --------  -------
obligation under this Section 1.6 shall terminate after the Company has effected two (2) such registrations pursuant to which the Holders have been provided with the opportunity to register their Registrable Securities under this Section, such registrations have been declared or ordered effective and the securities offered pursuant to such registrations have been sold.

          (b) Cut-back and Allocation.  Notwithstanding any other provision of
              -----------------------
this Section, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in the registration and underwriting; provided, however, that any such limitation shall
                               --------  -------
not prevent the Holders of Registrable Securities requesting to be included in such registration from including Registrable Securities representing up to 20% of the total number of shares and provided, further, that any such limitation
                                  --------  -------
shall be applied to all other selling shareholders prior to application to the Holders. In such event, the Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated first among the Holders of Series C Preferred on a pro rata basis, and then, to the extent all such shares have not been fully allocated to the Holders of Series C Preferred, to the Holders of Series B Preferred on a pro rata basis. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          (c) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

     1.7  Registration on Form S-3.  The Company shall use its best efforts to
          ------------------------
qualify for registration on Form S-3, and to that end, the Company shall comply with the reporting requirements of the Exchange Act. After the Company has qualified for the use of Form S-3, each Holder shall have the right to request an unlimited number of registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by each such Holder), subject to the following limitations:

              (i) the Company shall not be obligated to cause a registration on Form S-3 to become effective prior to 90 days following the effective date of a Company-initiated registration (other than a registration effected solely to qualify an employee benefit plan or to effect a business combination pursuant to Rule 145);

              (ii) the Company shall not be obligated to cause a registration on Form S-3 to become effective prior to expiration of 90 days following the effective date of the most recent registration pursuant to a request under
Section 5 of this Agreement or pursuant to a request by a holder of registration rights under any other agreement of the Company granting Form S-3 demand registration rights;

              (iii) the Company shall not be required to effect a registration on Form S-3 unless the Holder or Holders requesting registration propose to dispose of shares of Registrable Securities having an aggregate disposition price (before deduction of underwriting discounts and expenses of sale) of at least $1,000,000; and

              (iv) the Company shall not be required to maintain and keep any such registration on Form S-3 effective for a period equal to the shorter of (x) 30 days, or (y) that time reasonably necessary to permit the disposition of the Registrable Securities subject to such registration. The Company shall give notice to all Holders of the receipt of a request for registration pursuant to this Section and shall provide a reasonable opportunity for all such other Holders, to participate in the registration. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Registrable Securities on Form S-3 to the extent requested by the Holder or Holders thereof for purposes of disposition.

     1.8  Expenses of Registration.  All Registration Expenses incurred in
          ------------------------
connection with any registration, qualification or compliance pursuant to
Section 1.5, Section 1.6, or Section 1.7 shall be borne by the Company. All Selling Expenses relating to securities registered by the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered. Notwithstanding the foregoing, the Company shall not be required to pay for Registration Expenses pursuant to Section 1.5 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (which Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.5; provided, however, that if at the time of such withdrawal, the holders have
--------  -------
learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of such Registration Expenses and shall retain their rights pursuant to Section 1.5.

     1.9  Registration Procedures.  In the case of each registration,
          -----------------------
qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request.

     1.10 Termination of Registration Rights.  The registration rights granted
          ----------------------------------
pursuant to this Agreement shall terminate as to any Holder of less than 100,000 shares of Registrable Securities, at such time after the Company's initial public offering as the Registrable Securities held by such Holder may be sold within any three month period pursuant to Rule 144(k); and as to any Holder of 100,000 or more shares of Registrable Securities, on the third anniversary of the date on which the Company first becomes subject to the reporting requirements under Section 12 of the Securities Exchange Act of 1934, as amended.

     1.11 Lock-up Agreement.  In consideration for the Company agreeing to its
          -----------------
obligations under this Agreement, each Holder of Registrable Securities and each transferee pursuant to Section 1.15 hereof agrees (but only if each officer and director of the Company also agrees), in connection with the first registration of the Company's securities, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as the Company or the underwriters may specify. Each Holder agrees that the Company may instruct its transfer agent to place stop-transfer notations in its records to enforce the provisions of this Section. This Section 1.11 shall supersede any conflicting provision of Section 1.5 or Section 1.7 above.

     1.12 Indemnification.
          ---------------

          (a) The Company will indemnify each Holder, each of its officers, directors and partners and such Holder's legal counsel and independent accountants, and each person controlling such Holder within the meaning of
Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Act or the Exchange Act or securities act of any state or any rule or regulation thereunder, and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners and such Holder's legal counsel and independent accountants, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein; and provided, further, that the Company will not
                                  --------  -------
be liable to any such person or entity with respect to any such untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus that is corrected in the final prospectus filed with the Commission pursuant to Rule 424(b) promulgated under the Securities Act (or any amendment or supplement to such prospectus) if the person asserting any such loss, claim, damage or liability purchased securities but was not sent or given a copy of the prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such securities to such person in any case where such delivery of the prospectus (as amended or supplemented) was a result of the Company's failure to provide such prospectus (as amended or supplemented).

          (b) Each Holder will, severally and not jointly, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof)
arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, legal counsel, independent accountants, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the
                                           --------  -------
obligations of such Holders hereunder shall be limited to an amount equal to the proceeds, net of underwriting discounts and commissions but not expenses, to each such Holder of Registrable Securities sold as contemplated herein.

          (c) Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party
                     -------- -------
to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent, but only to the extent, that the Indemnifying Party's ability to defend against such claim or litigation is impaired as a result of such failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          (d) If the indemnification provided for in this Section 1.12 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. In no event shall any contribution by a Holder under this Section 1.12(d) exceed the proceeds, net of underwriting discounts and commissions but not expenses, from the offering received by such Holder.

     1.13 Information by Holder.  The Holder or Holders of Registrable
          ---------------------
Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     1.14 Rule 144 Reporting.  With a view to making available the benefits of
          ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144 promulgated under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

          (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

          (c) furnish to Holders upon request a written statement as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

     1.15 Transfer of Rights.  Provided that the Company is given prior written
          ------------------
notice of such assignment, the rights granted hereunder to cause the Company to register securities may be assigned to (i) a transferee or assignee who acquires at least 50,000 shares of Registrable Securities (appropriately adjusted for stock splits, recapitalizations and like after the date hereof) and (ii) any affiliate or constituent partner of a Purchaser.

                                   SECTION 2.

                               Information Rights
                               ------------------

     2.1  Financial Statements and Reports to Shareholders.  The Company will
          ------------------------------------------------
maintain true books and records of accounts in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied. A Holder of 125,000 shares of the Company's originally issued Series C Preferred Stock shall be entitled to receive such interim financial statements as are prepared for the Company's Board of Directors. As long as a Holder of Series B Preferred (together with any affiliate thereof) or a transferee permitted under
Section 1.15 hereof holds not less than 500,000 shares of the Company's originally issued Series B Preferred or Common Stock issued upon conversion thereof, or as long as a Holder of Series C Preferred (together with any affiliate thereof) or a transferee permitted under Section 1.15 hereof holds not less than 62,500 shares of the Company's originally issued Series C Preferred or Common Stock issued upon conversion thereof, the Company will deliver to such
Purchasers:

          (a) As soon as practicable after the end of each fiscal year of the Company, and in any event within 90 days thereafter, an audited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of such year and audited consolidated statements of income, shareholders' equity and cash flows for such year, which year-end financial reports shall be in reasonable detail prepared in accordance with generally accepted accounting procedures and shall be accompanied by the opinion of independent public accountants of recognized national standing selected by the Company; and

          (b) As soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company and in any event within 45 days thereafter, (i) a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, (ii) consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such period and for the current fiscal year to date, all prepared in accordance with generally accepted accounting principles, all in reasonable detail, subject to changes resulting from year-end audit adjustments, and signed by the principal financial or accounting officer of the Company.

          (c) Each Holder agrees that any information obtained by the Holder pursuant to this Section which is reasonably perceived to be proprietary to the Company or otherwise confidential will not, unless such Holder shall otherwise be required by law or the rules of any national securities exchange or association, be disclosed without the prior written consent of the Company. Each Holder further acknowledges and understands that any information will not be utilized by the Holder in connection with purchases and sales of the Company's securities except in compliance with applicable state and federal antifraud statutes.

     2.2  Use of Information; Termination of Covenants.  No Holder shall enter
          --------------------------------------------
into any transaction for the purchase or sale of any securities of the Company with any other person unless such Holder has made any material information actually obtained by such Holder pursuant to this Section 2 available to such other person. The covenants of the Company and the Holders set forth in this
Section 2 shall be terminated and be of no further force or effect upon the earlier of (a) the date when a Registration Statement filed by the Company under the Securities Act, in connection with the first public offering of its securities (other than either a public offering limited solely to employees of the Company or an offering pursuant to Rule 145 under the Securities Act) becomes effective and (b) the date the Company registers any securities under the Securities Exchange Act of 1934 (the "1934 Act"), and such covenants shall terminate as to any Holder as of the date such Holder no longer holds any shares of the capital stock of the Company.


                                   SECTION 3.

                             Right of Participation
                             ----------------------

     3.1  Purchasers' Right of Participation.
          ----------------------------------

          (a) Right of Participation.  Subject to the terms and conditions
              ----------------------
contained in this Section 3.1, the Company hereby grants to each holder of not less than 500,000 shares of the Company's originally issued Series B Preferred or Common Stock issued upon conversion thereof and each holder of Series C Preferred or Common Stock issued upon conversion thereof (each a "Major Purchaser") the right of participation to purchase its Pro Rata Portion of any New Securities (as defined in subsection 3.1(b)) which the Company may, from time to time, propose to sell and issue. A Major Purchaser's "Pro Rata Portion" for purposes of this Section 3.1 is the ratio that (x) the sum of the number of shares of the Company's Common Stock then held by such Major Purchaser and the number of shares of the Company's Common Stock issuable upon conversion of the Preferred Stock then held by such Major Holder, bears to (y) the sum of the total number of shares of the Company's Common Stock then outstanding, the number of shares of the Company's Common Stock issuable upon the exercise of any issued and outstanding rights, options or warrants, and the number of shares of the Company's Common Stock issuable upon conversion of the then outstanding Preferred Stock.

          (b) Definition of New Securities.  Except as set forth below, "New
              ----------------------------
Securities" shall mean any shares of capital stock of the Company, including Common Stock and Preferred Stock, whether authorized or not, and rights, options or warrants to purchase said shares of Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible into said shares of Common Stock or Preferred Stock. Notwithstanding the foregoing, "New Securities" does not include (i) the Common Shares or the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock or any shares of Common Stock issued upon conversion thereof, (ii) securities offered to the public generally pursuant to a registration statement under the Securities Act,
(iii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or shares or other reorganization whereby the Company or its shareholders own not less than a majority of the voting power of the surviving or successor corporation, (iv) shares of the Company's Common Stock or related options or warrants convertible into or exercisable for such Common Stock issued to employees, officers and directors of, and consultants to, the Company, pursuant to any arrangement approved by the Board of Directors of the Company, (v) shares of the Company's Common Stock or related options convertible into or exercisable for such Common Stock issued to banks, commercial lenders, lessors and other financial institutions in connection with the borrowing of money or the leasing of equipment by the Company, (vi) stock issued pursuant to any rights or agreements, including, without limitation, convertible securities, options and warrants, provided that the Company shall have complied with the rights of participation established by this Section 3.1 with respect to the initial sale or grant by the Company of such rights or agreements, or (vii) stock issued in connection with any stock split, stock dividend or recapitalization by the Company.

          (c) Notice of Right.  In the event the Company proposes to undertake
              ---------------
an issuance of New Securities, it shall give each Major Purchaser written notice of its intention, describing the type of New Securities and the price and terms upon which the Company proposes to issue the same. Each Major Purchaser shall have twenty (20) days from the date of receipt of any such notice to agree to purchase shares of such New Securities (up to the amount referred to in subsection 3.1(a)), for the price and upon the terms specified in the notice, by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

          (d) Exercise of Right.  If any Major Purchaser exercises its right of
              -----------------
participation under this Agreement, the closing of the purchase of the New Securities with respect to which such right has been exercised shall take place within fifteen (15) calendar days after the Major Purchaser gives notice of such exercise, which period of time shall be extended in order to comply with applicable laws and regulations. Upon exercise of such right of participation, the Company and the Major Purchaser shall be legally obligated to consummate the purchase contemplated thereby and shall use their best efforts to secure any approvals required in connection therewith.

          (e) Lapse and Reinstatement of Right.  In the event a Major Purchaser
              --------------------------------
fails to exercise the right of participation provided in this Section 3.1 within said twenty (20) day period, the Company shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty (60) days from the date of said agreement) to sell the New Securities not elected to be purchased by such Major Purchaser at the price and upon the terms no more favorable to the Major Purchasers of such securities than specified in the Company's notice. In the event the Company has not sold the New Securities or entered into an agreement to sell the New Securities within said ninety (90) day period (or sold and issued New Securities in accordance with the foregoing within sixty (60) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Major Purchasers in the manner provided above.

          (f) Assignment.  The right of the Major Purchasers to purchase any
              ----------
part of the New Securities may be assigned in whole or in part to any partner, subsidiary, affiliate or shareholder of a Major Purchaser, or other persons or organizations who acquire the lesser of (i) 50,000 or more shares of Restricted Securities (as adjusted for stock splits and the like) or (ii) all of the Restricted Securities then owned by such Major Purchaser.

          (g) Termination of Participation Right.  The rights of participation
              ----------------------------------
granted under Section 3.1 of this Agreement shall terminate on and be of no further force or effect upon the earlier of (i) the consummation of the Company's sale of its Common Stock in an underwritten public offering pursuant to an effective registration statement filed under the Securities Act immediately subsequent to which the Company shall be obligated to file annual and quarterly reports with the Commission pursuant to Section 13 or 1.5(d) of the Exchange Act or (ii) the registration by the Company of a class of its equity securities under Section 12(b) or 12(g) of the Exchange Act.

4.   Governing Law.  This Agreement shall be governed by and interpreted in
     -------------
accordance with the laws of the State of California, without regard to choice of law provisions. The parties hereto agree to submit to the jurisdiction of the federal and state courts of the State of California with respect to the breach or interpretation of this Agreement or the enforcement of any and all rights, duties, liabilities, obligations, powers and other relations between the parties arising under this Agreement.

5.   Entire Agreement.  This Agreement constitutes the full and entire
     ----------------
understanding among the parties regarding the subject matter herein. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

6.   Notices, etc.  All notices and other communications required or permitted
     ------------
hereunder shall be in writing and shall be deemed effectively given upon delivery to the party to be notified in person or by courier service or five (5) days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed (a) if to a holder of any Registrable Securities, to such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the company, then to and at the address of the last holder of such securities who has so furnished an address to the Company, or (b) if to the Company, to its address set forth on the first page of this Agreement and addressed to the attention of the Chief Financial Officer, or at such other address as the Company shall have furnished to the Holders in writing. If such notice requires or solicits a response from such party, the notice shall include the time limit within which the response must be received and the consequences of not responding within such time limit.

7.   Amendment.  Any provision of this Agreement may be amended, waived or
     ---------
modified upon the written consent of (i) the Company, (ii) holders of greater than 50% of the then outstanding shares of Series B Preferred or Common Stock issued upon conversion thereof, and (iii) holders of at least 66-2/3% of the then outstanding shares of Series C Preferred or Common Stock issued upon conversion thereof. Any Holder may waive any of his or her rights or the Company's obligations hereunder without obtaining the consent of any other person.

8.   Limitations on Subsequent Registration Rights.  From and after the date of
     ---------------------------------------------
this Agreement, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities without the prior written consent of (i) the Company, (ii) holders of greater than 50% of the then outstanding shares of Series B Preferred or Common Stock issued upon conversion thereof, and (iii) holders of at least 66-2/3% of the then outstanding shares of Series C Preferred or Common Stock issued upon conversion thereof unless (1) such new registration rights, including standoff obligations, are on a pari passu basis with those
                                                 ---- -----
rights of the Holders hereunder, or (2) such new registration rights, including standoff obligations, are subordinate to the registration rights granted the Holders hereunder; provided, however, that the inclusion of such holder's securities
           --------  -------
shall not reduce the amount of Registrable Securities which are included in any registration for which the Holders hold registration rights pursuant to this Agreement.

9.   Supersession of Prior Agreement.  This Agreement shall supersede in its
     -------------------------------
entirety that certain Prior Agreement. By execution of this Agreement, each party to the Prior Agreement waives any rights of first refusal it may otherwise have had under Section 4 of the Prior Agreement (including any rights to prior notice) with respect to the Company's sale of up to 1,500,000 shares of its Series C Preferred Stock pursuant to that certain Series C Preferred Stock Purchase Agreement dated on or around the date hereof. This Agreement shall be effective at such time as Holders representing a majority in interest of the Series B Preferred Stock outstanding at the date of this Agreement shall have executed and delivered a signed counterpart of this Agreement.

10.  Counterparts.  This Agreement may be executed in any number of
     ------------
counterparts, each of which shall be an original and all of which together shall constitute one instrument.

             [AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"                           PC-TEL, INC.
                                    A California corporation


                                    By:  /s/ Peter Chen
                                       -------------------------------------
                                         Peter Chen, President &
                                         Chief Executive Officer


"PURCHASERS OF SERIES C PREFERRED"       AZTECH SYSTEMS LTD
                                       --------------------------------------
                                         (name of entity)


                                    By:  /s/ Michael Mun
                                       -------------------------------------
                                         (signature)

                                         Michael Mun
                                       --------------------------------------
                                         (print name)

                                         President/CEO
                                       ______________________________________
                                         (title)


"PRIOR RIGHTS HOLDERS"
                                       ______________________________________
                                         (name of entity)


                                    By:
                                       _____________________________________
                                         (signature)


                                       _____________________________________
                                         (print name)


                                       _______________________________________
                                         (title)

             [AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"                           PC-TEL, INC.
                                    A California corporation


                                    By:  /s/ Peter Chen
                                       -------------------------------------
                                         Peter Chen, President &
                                         Chief Executive Officer


"PURCHASERS OF SERIES C PREFERRED"       WK Technology Fund
                                       -------------------------------------
                                         (name of entity)


                                    By:  /s/ Wen Chung Ko
                                       -------------------------------------
                                         (signature)

                                         Wen Chung Ko
                                       -------------------------------------
                                         (print name)

                                         Chairman
                                       -------------------------------------
                                         (title)


"PRIOR RIGHTS HOLDERS"                   WK Technology Fund
                                       -------------------------------------
                                         (name of entity)


                                    By:  /s/ Wen Chung Ko
                                       -------------------------------------
                                         (signature)

                                         Wen Chung Ko
                                       -------------------------------------
                                         (print name)

                                         Chairman
                                       -------------------------------------
                                         (title)

             [AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"                           PC-TEL, INC.
                                    A California corporation


                                    By:  /s/ Peter Chen
                                       --------------------------------------
                                         Peter Chen, President &
                                         Chief Executive Officer


"PURCHASERS OF SERIES C PREFERRED"       WK Technology Fund II
                                       --------------------------------------
                                         (name of entity)


                                    By:  /s/ Wen Chung Ko
                                       --------------------------------------
                                         (signature)

                                         Wen Chung Ko
                                       --------------------------------------
                                         (print name)

                                         Chairman
                                       --------------------------------------
                                         (title)


"PRIOR RIGHTS HOLDERS"                   WK Technology Fund II
                                       --------------------------------------
                                         (name of entity)


                                    By:  /s/ Wen Chung Ko
                                       --------------------------------------
                                         (signature)

                                         Wen Chung Ko
                                       --------------------------------------
                                         (print name)

                                         Chairman
                                       --------------------------------------
                                         (title)

             [AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"                           PC-TEL, INC.
                                    A California corporation


                                    By:  /s/ Peter Chen
                                       -------------------------------------
                                         Peter Chen, President &
                                         Chief Executive Officer


"PURCHASERS OF SERIES C PREFERRED"       WK Technology Fund III
                                       -------------------------------------
                                         (name of entity)


                                    By:  /s/ Wen Chung Ko
                                       -------------------------------------
                                         (signature)

                                         Wen Chung Ko
                                       -------------------------------------
                                         (print name)

                                         Chairman
                                       -------------------------------------
                                         (title)


"PRIOR RIGHTS HOLDERS"                   WK Technology Fund III
                                       -------------------------------------
                                         (name of entity)


                                    By:  /s/ Wen Chung Ko
                                       -------------------------------------
                                         (signature)

                                         Wen Chung Ko
                                       -------------------------------------
                                         (print name)

                                         Chairman
                                       -------------------------------------
                                         (title)

             [AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"                           PC-TEL, INC.
                                    A California corporation


                                    By:  /s/ Peter Chen
                                       --------------------------------------
                                         Peter Chen, President &
                                         Chief Executive Officer


"PURCHASERS OF SERIES C PREFERRED"       POWER WORLD FUND, INC.
                                       --------------------------------------
                                         (name of entity)


                                    By:  /s/ Dr. Frank Huang
                                       --------------------------------------
                                         (signature)


                                             Dr. Frank Huang
                                       --------------------------------------
                                         (print name)


                                         Chairman
                                       --------------------------------------
                                         (title)


"PRIOR RIGHTS HOLDERS"
                                       ______________________________________
                                         (name of entity)


                                    By:
                                       ______________________________________
                                         (signature)


                                       ______________________________________
                                         (print name)


                                       ______________________________________
                                         (title)

             [AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"                           PC-TEL, INC.
                                    A California corporation


                                    By:  /s/ Peter Chen
                                       --------------------------------------
                                         Peter Chen, President &
                                         Chief Executive Officer


"PURCHASERS OF SERIES C PREFERRED"       E-Tech, Inc.
                                       --------------------------------------
                                         (name of entity)


                                    By:  /s/ Young-Lim Su
                                       --------------------------------------
                                         (signature)

                                         Young-Lim Su
                                       --------------------------------------
                                         (print name)


                                         Senior Vice President
                                       --------------------------------------
                                         (title)


"PRIOR RIGHTS HOLDERS"
                                       ______________________________________
                                         (name of entity)


                                    By:
                                       ______________________________________
                                         (signature)


                                       ______________________________________
                                         (print name)


                                       ______________________________________
                                         (title)

             [AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"                           PC-TEL, INC.
                                    A California corporation


                                    By:  /s/ Peter Chen
                                       -------------------------------------
                                         Peter Chen, President &
                                         Chief Executive Officer


"PURCHASERS OF SERIES C PREFERRED"       DYNALINK INTERNATIONAL CORP.
                                       --------------------------------------
                                         (name of entity)


                                    By:  /s/ Sing Long Du
                                       -------------------------------------
                                         (signature)

                                         SING LONG DU
                                       --------------------------------------
                                         (print name)


                                         Director
                                       --------------------------------------
                                         (title)


"PRIOR RIGHTS HOLDERS"
                                       ______________________________________
                                         (name of entity)


                                    By:
                                       ______________________________________
                                         (signature)


                                       _______________________________________
                                         (print name)


                                       _______________________________________
                                         (title)

             [AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"                           PC-TEL, INC.
                                    A California corporation


                                    By:  /s/ Peter Chen
                                       -------------------------------------
                                         Peter Chen, President &
                                         Chief Executive Officer


"PURCHASERS OF SERIES C PREFERRED"
                                       --------------------------------------
                                         (name of entity)


                                    By:  /s/ Sing-Long Du
                                       -------------------------------------
                                         (signature)

                                              Sing-Long Du
                                       --------------------------------------
                                         (print name)


                                       ______________________________________
                                         (title)


"PRIOR RIGHTS HOLDERS"
                                       ______________________________________
                                         (name of entity)


                                    By:  /s/ Sing-Long Du
                                       --------------------------------------
                                         (signature)

                                         /s/ Sing-Long Du
                                       ---------------------------------------
                                         (print name)


                                       _______________________________________
                                         (title)

             [AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"                           PC-TEL, INC.
                                    A California corporation


                                    By:  /s/ Peter Chen
                                       -------------------------------------
                                         Peter Chen, President &
                                         Chief Executive Officer


"PURCHASERS OF SERIES C PREFERRED"
                                       _____________________________________
                                         (name of entity)


                                    By:  /s/ Cheng Kuei Lin
                                       -------------------------------------
                                         (signature)

                                             Cheng Kuei Lin
                                       --------------------------------------
                                         (print name)


                                       ______________________________________
                                         (title)


"PRIOR RIGHTS HOLDERS"
                                       ______________________________________
                                         (name of entity)


                                    By:  /s/ Cheng Kuei Lin
                                       --------------------------------------
                                         (signature)

                                             Cheng Kuei Lin
                                       ---------------------------------------
                                         (print name)


                                       _______________________________________
                                         (title)

             [AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"                           PC-TEL, INC.
                                    A California corporation


                                    By:  /s/ Peter Chen
                                       -------------------------------------
                                         Peter Chen, President &
                                         Chief Executive Officer


"PURCHASERS OF SERIES C PREFERRED"       /s/ Chin-Ting Chiou
                                       --------------------------------------
                                         (name of entity)


                                    By:  /s/ Chin-Ting Chiou
                                       -------------------------------------
                                         (signature)

                                         Chin-Ting Chiou
                                       --------------------------------------
                                         (print name)


                                       ______________________________________
                                         (title)


"PRIOR RIGHTS HOLDERS"
                                       ______________________________________
                                         (name of entity)


                                    By:  /s/ Chin-Ting Chiou
                                       --------------------------------------
                                         (signature)

                                         Chin-Ting Chiou
                                       ---------------------------------------
                                         (print name)


                                       _______________________________________
                                         (title)

             [AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"                           PC-TEL, INC.
                                    A California corporation


                                    By:  /s/ Peter Chen
                                       -------------------------------------
                                         Peter Chen, President &
                                         Chief Executive Officer


"PURCHASERS OF SERIES C PREFERRED"       /s/ Shiuh Luen Liu
                                       --------------------------------------
                                         (name of entity)


                                    By:  /s/ Shiuh Luen Liu
                                       -------------------------------------
                                         (signature)

                                         Shiuh Luen Liu
                                       --------------------------------------
                                         (print name)


                                       ______________________________________
                                         (title)


"PRIOR RIGHTS HOLDERS"
                                       ______________________________________
                                         (name of entity)


                                    By:  /s/ Shiuh Luen Liu
                                       --------------------------------------
                                         (signature)

                                         SHIUH LUEN LIU
                                       ---------------------------------------
                                         (print name)


                                       _______________________________________
                                         (title)

             [AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"                           PC-TEL, INC.
                                    A California corporation


                                    By:  /s/ Peter Chen
                                       -------------------------------------
                                         Peter Chen, President &
                                         Chief Executive Officer


"PURCHASERS OF SERIES C PREFERRED"
                                       ______________________________________
                                         (name of entity)


                                    By:  /s/ Lai Wang Shu Hsia
                                       -------------------------------------
                                         (signature)

                                         Lai Wang Shu Hsia
                                       --------------------------------------
                                         (print name)


                                       ______________________________________
                                         (title)


"PRIOR RIGHTS HOLDERS"
                                       ______________________________________
                                         (name of entity)


                                    By:
                                       ______________________________________
                                         (signature)


                                       ______________________________________
                                         (print name)


                                       _______________________________________
                                         (title)

             [AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"                           PC-TEL, INC.
                                    A California corporation


                                    By:  /s/ Peter Chen
                                       -------------------------------------
                                         Peter Chen, President &
                                         Chief Executive Officer


"PURCHASERS OF SERIES C PREFERRED"
                                    ______________________________________
                                         (name of entity)


                                    By:  /s/ Jeang Jiann-Cherng
                                        -----------------------------------
                                         (signature)

                                             Jeang Jiann-Cherng
                                       -------------------------------------
                                         (print name)



                                    ______________________________________
                                         (title)


"PRIOR RIGHTS HOLDERS"
                                    ______________________________________
                                         (name of entity)


                                    By:  /s/ Jeang Jiann-Cherng
                                        ----------------------------------
                                         (signature)

                                             Jeang Jiann-Cherng
                                     --------------------------------------
                                         (print name)


                                     ______________________________________
                                         (title)

             [AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"                           PC-TEL, INC.
                                    A California corporation


                                    By:  /s/ Peter Chen
                                       -------------------------------------
                                         Peter Chen, President &
                                         Chief Executive Officer


"PURCHASERS OF SERIES C PREFERRED"           Norman Basmajian
                                       ---------------------------------------
                                         (name of entity)


                                    By:  /s/ Norman Basmajian
                                       ---------------------------------------
                                         (signature)

                                             Norman Basmajian
                                       ---------------------------------------
                                         (print name)


                                       ---------------------------------------
                                         (title)


"PRIOR RIGHTS HOLDERS"
                                       ---------------------------------------
                                         (name of entity)


                                    By:
                                       ---------------------------------------
                                         (signature)


                                       ---------------------------------------
                                         (print name)


                                       ---------------------------------------
                                         (title)

             [AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"                           PC-TEL, INC.
                                    A California corporation


                                    By:  /s/ Peter Chen
                                       -------------------------------------
                                         Peter Chen, President &
                                         Chief Executive Officer


"PURCHASERS OF SERIES C PREFERRED"
                                       --------------------------------------
                                         (name of entity)


                                    By:  /s/ Barbara A. Campbell
                                       -------------------------------------
                                         (signature)

                                         Barbara A. Campbell
                                       --------------------------------------
                                         (print name)


                                       --------------------------------------
                                         (title)


"PRIOR RIGHTS HOLDERS"
                                       --------------------------------------
                                         (name of entity)


                                    By:
                                       --------------------------------------
                                         (signature)


                                       ---------------------------------------
                                         (print name)


                                       ---------------------------------------
                                         (title)

             [AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"                           PC-TEL, INC.
                                    A California corporation


                                    By:  /s/ Peter Chen
                                       -------------------------------------
                                         Peter Chen, President &
                                         Chief Executive Officer


"PURCHASERS OF SERIES C PREFERRED"
                                       -------------------------------------
                                         (name of entity)


                                    By:  /s/ Alan Carlson
                                       -------------------------------------
                                         (signature)

                                             Alan Carlson
                                       -------------------------------------
                                         (print name)


                                       -------------------------------------
                                         (title)


"PRIOR RIGHTS HOLDERS"
                                       -------------------------------------
                                         (name of entity)


                                    By:
                                       --------------------------------------
                                         (signature)


                                       --------------------------------------
                                         (print name)


                                       --------------------------------------
                                         (title)

             [AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"                           PC-TEL, INC.
                                    A California corporation


                                    By:  /s/ Peter Chen
                                       -------------------------------------
                                         Peter Chen, President &
                                         Chief Executive Officer


"PURCHASERS OF SERIES C PREFERRED"
                                       --------------------------------------
                                         (name of entity)


                                    By:  /s/ Abraham Chu
                                       --------------------------------------
                                         (signature)

                                             Abraham Chu
                                       --------------------------------------
                                         (print name)


                                       --------------------------------------
                                         (title)


"PRIOR RIGHTS HOLDERS"
                                       --------------------------------------
                                         (name of entity)


                                    By:
                                       --------------------------------------
                                         (signature)


                                       --------------------------------------
                                         (print name)


                                       --------------------------------------
                                         (title)

             [AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"                           PC-TEL, INC.
                                    A California corporation


                                    By:  /s/ Peter Chen
                                       -------------------------------------
                                         Peter Chen, President &
                                         Chief Executive Officer


"PURCHASERS OF SERIES C PREFERRED"       GANATERRA CORPORATION N.V.
                                       -------------------------------------
                                         (name of entity)


                                    By:  /s/ Russell S. Melina
                                       -------------------------------------
                                         (signature)

                                         Russell S. Melina
                                       --------------------------------------
                                         (print name)


                                         Attorney - in - Fact
                                       --------------------------------------
                                         (title)


"PRIOR RIGHTS HOLDERS"
                                       ______________________________________
                                         (name of entity)


                                    By:
                                       ______________________________________
                                         (signature)


                                       _______________________________________
                                         (print name)


                                       _______________________________________
                                         (title)

             [AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"                           PC-TEL, INC.
                                    A California corporation


                                    By:  /s/ Peter Chen
                                       -------------------------------------
                                         Peter Chen, President &
                                         Chief Executive Officer


"PURCHASERS OF SERIES C PREFERRED"
                                       ______________________________________
                                         (name of entity)


                                    By:  /s/ Gerald T. Kennedy
                                       -------------------------------------
                                         (signature)

                                         Gerald T. Kennedy
                                       --------------------------------------
                                         (print name)


                                       ______________________________________
                                         (title)


"PRIOR RIGHTS HOLDERS"
                                       ______________________________________
                                         (name of entity)


                                    By:
                                       ______________________________________
                                         (signature)


                                       _______________________________________
                                         (print name)


                                       _______________________________________
                                         (title)

             [AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"                           PC-TEL, INC.
                                    A California corporation


                                    By:  /s/ Peter Chen
                                       -------------------------------------
                                         Peter Chen, President &
                                         Chief Executive Officer


"PURCHASERS OF SERIES C PREFERRED"
                                       ______________________________________
                                         (name of entity)


                                    By:  /s/ William C. Hardy
                                       -------------------------------------
                                         (signature)

                                         William C. Hardy
                                       --------------------------------------
                                         (print name)


                                       ______________________________________
                                         (title)


"PRIOR RIGHTS HOLDERS"
                                       ______________________________________
                                         (name of entity)


                                    By:
                                       ______________________________________
                                         (signature)


                                       _______________________________________
                                         (print name)


                                       _______________________________________
                                         (title)

             [AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"                           PC-TEL, INC.
                                    A California corporation


                                    By:  /s/ Peter Chen
                                       -------------------------------------
                                         Peter Chen, President &
                                         Chief Executive Officer


"PURCHASERS OF SERIES C PREFERRED"       LEYCORP, INC.
                                       --------------------------------------
                                         (name of entity)


                                    By:  /s/ G.A. Leyendecker
                                       -------------------------------------
                                         (signature)

                                         G.A. Leyendecker
                                       --------------------------------------
                                         (print name)

                                         President
                                       ______________________________________
                                         (title)


"PRIOR RIGHTS HOLDERS"
                                       ______________________________________
                                         (name of entity)


                                    By:
                                       --------------------------------------
                                         (signature)


                                       ---------------------------------------
                                         (print name)


                                       _______________________________________
                                         (title)

             [AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"                           PC-TEL, INC.
                                    A California corporation


                                    By:  /s/ Peter Chen
                                       -------------------------------------
                                         Peter Chen, President &
                                         Chief Executive Officer


"PURCHASERS OF SERIES C PREFERRED"
                                       ______________________________________
                                         (name of entity)


                                    By:  /s/ Mark A. Martin
                                       -------------------------------------
                                         (signature)

                                         Mark A. Martin
                                       --------------------------------------
                                         (print name)


                                       ______________________________________
                                         (title)


"PRIOR RIGHTS HOLDERS"
                                       ______________________________________
                                         (name of entity)


                                    By:
                                       ______________________________________
                                         (signature)


                                       _______________________________________
                                         (print name)


                                       _______________________________________
                                         (title)

             [AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"                           PC-TEL, INC.
                                    A California corporation


                                    By:  /s/ Peter Chen
                                       ----------------------------------------
                                         Peter Chen, President &
                                         Chief Executive Officer


"PURCHASERS OF SERIES C PREFERRED"
                                       ________________________________________
                                         (name of entity)


                                    By:  /s/ Gaylen D. Miller/ Glenna R. Miller
                                       ----------------------------------------
                                         (signature)

                                         Gaylen D. Miller/ Glenna R. Miller
                                       --------------------------------------
                                         (print name)


                                       ______________________________________
                                         (title)


"PRIOR RIGHTS HOLDERS"
                                       ______________________________________
                                         (name of entity)


                                    By:
                                       ______________________________________
                                         (signature)


                                       _______________________________________
                                         (print name)


                                       _______________________________________
                                         (title)

             [AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"                           PC-TEL, INC.
                                    A California corporation


                                    By:  /s/ Peter Chen
                                       -------------------------------------
                                         Peter Chen, President &
                                         Chief Executive Officer


"PURCHASERS OF SERIES C PREFERRED"
                                       ______________________________________
                                         (name of entity)


                                    By:  /s/ Robert Moody
                                       -------------------------------------
                                         (signature)

                                         Robert Moody
                                       --------------------------------------
                                         (print name)


                                       ______________________________________
                                         (title)


"PRIOR RIGHTS HOLDERS"
                                       ______________________________________
                                         (name of entity)


                                    By:
                                       _____________________________________
                                         (signature)


                                       _____________________________________
                                         (print name)


                                       _______________________________________
                                         (title)

             [AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"                           PC-TEL, INC.
                                    A California corporation


                                    By:  /s/ Peter Chen
                                       -------------------------------------
                                         Peter Chen, President &
                                         Chief Executive Officer


"PURCHASERS OF SERIES C PREFERRED"
                                       --------------------------------------
                                         (name of entity)


                                    By:  /s/ William C. Ossie
                                       -------------------------------------
                                         (signature)

                                         William C. Ossie
                                       --------------------------------------
                                         (print name)


                                       ______________________________________
                                         (title)


"PRIOR RIGHTS HOLDERS"
                                       ______________________________________
                                         (name of entity)


                                    By:
                                       --------------------------------------
                                         (signature)


                                       ---------------------------------------
                                         (print name)


                                       _______________________________________
                                         (title)

             [AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"                           PC-TEL, INC.
                                    A California corporation


                                    By:  /s/ Peter Chen
                                       -------------------------------------
                                         Peter Chen, President &
                                         Chief Executive Officer


"PURCHASERS OF SERIES C PREFERRED"
                                       --------------------------------------
                                         (name of entity)


                                    By:  /s/ James R. Ridings
                                       -------------------------------------
                                         (signature)

                                         James R. Ridings
                                       --------------------------------------
                                         (print name)


                                       ______________________________________
                                         (title)


"PRIOR RIGHTS HOLDERS"
                                       ______________________________________
                                         (name of entity)


                                    By:
                                       --------------------------------------
                                         (signature)


                                       ---------------------------------------
                                         (print name)


                                       _______________________________________
                                         (title)

             [AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"                           PC-TEL, INC.
                                    A California corporation


                                    By:  /s/ Peter Chen
                                       -------------------------------------
                                         Peter Chen, President &
                                         Chief Executive Officer


"PURCHASERS OF SERIES C PREFERRED"
                                       --------------------------------------
                                         (name of entity)


                                    By:  /s/ Robert L. Rosenthal
                                       -------------------------------------
                                         (signature)

                                         Robert L. Rosenthal
                                       --------------------------------------
                                         (print name)


                                       ______________________________________
                                         (title)


"PRIOR RIGHTS HOLDERS"
                                       ______________________________________
                                         (name of entity)


                                    By:
                                       --------------------------------------
                                         (signature)


                                       ---------------------------------------
                                         (print name)


                                       _______________________________________
                                         (title)

             [AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"                           PC-TEL, INC.
                                    A California corporation


                                    By:  /s/ Peter Chen
                                       -------------------------------------
                                         Peter Chen, President &
                                         Chief Executive Officer


"PURCHASERS OF SERIES C PREFERRED"
                                       --------------------------------------
                                         (name of entity)


                                    By:  /s/ Gregory D. Pikul
                                       -------------------------------------
                                         (signature)

                                         Gregory D. Pikul
                                       --------------------------------------
                                         (print name)


                                       ______________________________________
                                         (title)


"PRIOR RIGHTS HOLDERS"
                                       ______________________________________
                                         (name of entity)


                                    By:
                                       --------------------------------------
                                         (signature)


                                       ---------------------------------------
                                         (print name)


                                       _______________________________________
                                         (title)

             [AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"                           PC-TEL, INC.
                                    A California corporation


                                    By:  /s/ Peter Chen
                                       -------------------------------------
                                         Peter Chen, President &
                                         Chief Executive Officer


"PURCHASERS OF SERIES C PREFERRED"
                                       --------------------------------------
                                         (name of entity)


                                    By:  /s/ Fernando Savati
                                       -------------------------------------
                                         (signature)

                                         Fernando Savati
                                       --------------------------------------
                                         (print name)


                                       ______________________________________
                                         (title)


"PRIOR RIGHTS HOLDERS"
                                       ______________________________________
                                         (name of entity)


                                    By:
                                       --------------------------------------
                                         (signature)


                                       ---------------------------------------
                                         (print name)


                                       _______________________________________
                                         (title)

             [AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"                           PC-TEL, INC.
                                    A California corporation


                                    By:  /s/ Peter Chen
                                       -------------------------------------
                                         Peter Chen, President &
                                         Chief Executive Officer


"PURCHASERS OF SERIES C PREFERRED"
                                       --------------------------------------
                                         (name of entity)


                                    By:  /s/ James L. Schulze
                                       -------------------------------------
                                         (signature)

                                         James L. Schulze
                                       --------------------------------------
                                         (print name)


                                       ______________________________________
                                         (title)


"PRIOR RIGHTS HOLDERS"
                                       ______________________________________
                                         (name of entity)


                                    By:
                                       --------------------------------------
                                         (signature)


                                       ---------------------------------------
                                         (print name)


                                       _______________________________________
                                         (title)

             [AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"                           PC-TEL, INC.
                                    A California corporation


                                    By:  /s/ Peter Chen
                                       -------------------------------------
                                         Peter Chen, President &
                                         Chief Executive Officer


"PURCHASERS OF SERIES C PREFERRED"
                                       --------------------------------------
                                         (name of entity)


                                    By:  /s/ Benet Stenbeck
                                       -------------------------------------
                                         (signature)

                                         Benet Stenbeck
                                       --------------------------------------
                                         (print name)

                                         President
                                       --------------------------------------
                                         (title)


"PRIOR RIGHTS HOLDERS"
                                       ______________________________________
                                         (name of entity)


                                    By:
                                       --------------------------------------
                                         (signature)


                                       ---------------------------------------
                                         (print name)


                                       _______________________________________
                                         (title)

             [AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"                           PC-TEL, INC.
                                    A California corporation


                                    By:  /s/ Peter Chen
                                       -------------------------------------
                                         Peter Chen, President &
                                         Chief Executive Officer


"PURCHASERS OF SERIES C PREFERRED"
                                       --------------------------------------
                                         (name of entity)


                                    By:  /s/ Quentin Villa
                                       -------------------------------------
                                         (signature)

                                         Quentin Villa
                                       --------------------------------------
                                         (print name)


                                       ______________________________________
                                         (title)


"PRIOR RIGHTS HOLDERS"
                                       ______________________________________
                                         (name of entity)


                                    By:
                                       --------------------------------------
                                         (signature)


                                       ---------------------------------------
                                         (print name)


                                       _______________________________________
                                         (title)

             [AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"                           PC-TEL, INC.
                                    A California corporation


                                    By:  /s/ Peter Chen
                                       -------------------------------------
                                         Peter Chen, President &
                                         Chief Executive Officer


"PURCHASERS OF SERIES C PREFERRED"
                                       --------------------------------------
                                         (name of entity)


                                    By:  /s/ Kirk A. Woloszyn
                                       -------------------------------------
                                         (signature)

                                         Kirk A. Woloszyn
                                       --------------------------------------
                                         (print name)


                                       ______________________________________
                                         (title)


"PRIOR RIGHTS HOLDERS"
                                       ______________________________________
                                         (name of entity)


                                    By:
                                       --------------------------------------
                                         (signature)


                                       ---------------------------------------
                                         (print name)


                                       _______________________________________
                                         (title)